FIRST AMENDMENT TO SERVICE AGREEMENT
                         AND INTERIM SERVICE AGREEMENT

         This First Amendment to Service Agreement and Interim Service Agreement is made and entered into as of the____day of____________, 1996 by and between PROMEDCO OF ABILENE, INC., a Texas Corporation ("POA"), ABILENE DIAGNOSTIC CLINIC, PLLC, a Texas professional limited liability company ("ADC"), and PROMEDCO, INC., a Texas Corporation ("ProMedCo").

                                RECITALS

     A. POA and ADC entered into a Service Agreement dated as of January 19, 1996 (the "Service Agreement").

     B. POA and ADC entered into an Interim Service Agreement dated as of January 19, 1996 (the "Interim Service Agreement").

     C. POA and ADC desire to amend the terms of the Service Agreement and the Interim Service Agreement as set forth below.

         NOW, THEREFORE, for and consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:

     1. Deletion of Provisions Regarding Termination. Sections 10.2.3 of the Service Agreement and Section 10.4.3 of the Interim Service Agreement and hereby deleted.

         2. Options. ProMedCo shall grant to the physicians whose name appear on Exhibit A, immediately after the execution of this Agreement by the parties hereto, the option for each physician to purchase 2,000 shares of ProMedCo common stock at Fourteen Dollars ($14.00) per share. Such options shall be evidenced by ProMedCo's standard options agreement which shall provide that the options granted thereunder shall vest over a three (3) year period (that is, one-third of the options shall vest at the end of the first year, and additional one-third shall vest at the end of the second year, and the final one-third shall vest at the end of the third year).

         3. Payment Upon Change of Control. In the event any person or persons (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) acquires the right to vote, through acquisition, tender offer, proxy solicitations, merger or consolidations, fifty percent (50%) or more of the then issued and outstanding voting securities of ProMedCo or securities representing fifty percent (50%) or more of the combined voting power of the then issued and outstanding securities of ProMedCo, then ProMedCo shall pay to each physician whose name appears on Exhibit A and who at the time of such event is employed by ADC in accordance with Section 4.2 of the Service Agreement or Section 4.2 of the Interim Service Agreement the sum of Nine Thousand Dollars ($9,000).



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     4.  Reaffirmation.  Except as amended hereby, the Service Agreement and the
Interim Service Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set their hands below as of the date first above witness.

                                     PROMEDCO OF ABILENE, INC.

                                     By:

                                     Name:

                                     Title:


                                     ABILENE DIAGNOSTIC CENTER, PLLC

                                     By:

                                     Name:

                                     Title:


                                     PROMEDCO, INC.

                                     By:

                                     Name:

                                     Title:





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                                                     EXHIBIT A

                                                    PHYSICIANS

 1.    STEVE ARTHUR, M.D.
 2.    DAVID BAILEY, M.D.
 3.    TONY BAUMAN, M.D.
 4.    PAUL BORGFELD, M.D.
 5.    RAUL CALVO, M.D.
 6.    ROGER CASS, M.D.
 7.    CLINTON CAVUOTI, M.D.
 8.    JODY CRUMBLISS, M.D.
 9.    RUSSELL DICKERSON, M.D.
10.    JOSEPH DIXON, M.D.
11.    B.J. ESTES, M.D.
12.    JOSEPH FERGUSON, M.D.
13.    PEDRO GARZA, M.D.
14.    JIM GUERRA, M.D.
15.    DAVID HALBERT, M.D.
16.    DAVID HARPER, M.D.
17.    PAUL HARRIS, M.D.
18.    TOM HEADSTREAM, M.D.
19.    GARY HEATH, M.D.
20.    HENRY HENDRIX, M.D.
21.    GARY HOLLAND, M.D.
22.    EUGENE LUCKSTEAD, M.D.
23.    HARROF MILLER, M.D.
24.    DAVID RANDELL, D.O.
25.    RANDALL STOCKSTILL, M.D.
26.    CHESTER TONG, M.D.
27.    ZANE TRAVIS, M.D.
28.    CARL TRUSLER, M.D.
29.    STEVEN WACHS, M.D.
30.    STEPHEN WARD, M.D.
31.    ROBERT W. CAMERON, M.D.
32.    PAUL B. THAMES, M.D.
33.    MARK J. PHELAN, M.D.